EX-99.B(h)vfssafid

                                    EXHIBIT C

                                                               Bond or
Name of Bond                                                   Policy No.        Insurer
Investment Company                                             87015199B         ICI
Blanket Bond Form                                                                Mutual
                                                                                 Insurance
                                                                                 Company
     Fidelity                               $20,400,000
     Audit Expense                               50,000
     On Premises                             20,400,000
     In Transit                              20,400,000
     Forgery or Alteration                   20,400,000
     Securities                              20,400,000
     Counterfeit Currency                    20,400,000
     Uncollectible Items of
         Deposit                                 25,000
     Phone-Initiated Transactions            20,400,000
     Total Limit                             20,400,000

Directors and Officers/                                        87015199D         ICI
Errors and Omissions Liability                                                   Mutual
Insurance Form                                                                   Insurance
     Total Limit                            $10,000,000                          Company

Blanket Lost Instrument Bond (Mail Loss)                       30S100639551      Aetna
                                                                                 Life &
                                                                                 casualty

Blanket Undertaking Lost Instrument
     Waiver of Probate                                         42SUN339806       Hartford
                                                                                 Casualty
                                                                                 Insurance
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